Prospectus Supplement	January 30, 2007

Putnam Tax-Free High Yield Fund Prospectus dated November 30, 2006

The section "Who manages the fund?" is supplemented to reflect that the members of the Tax Exempt Fixed-Income Team primarily responsible for the day-to-day management of the fund's portfolio are now Paul Drury (Portfolio Leader) and Brad Libby, Susan McCormack and Thalia Meehan (Portfolio Members).

PUTNAM INVESTMENTS	241589	01/07